  Exhibit 99.3

LEVEL BRANDS, INC.

UNAUDITED PRO-FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

Introduction to Unaudited Pro-Forma Combined Condensed Financial Statements	F-1
Unaudited Pro-Forma Combined Condensed Balance Sheet as of September 30, 2018	F-2
Unaudited Pro-Forma Combined Condensed Statement of Operations for the
Year Ended September 30, 2018	F-4
Notes to Unaudited Pro-Forma Combined Condensed Financial Statements	F-5

LEVEL BRANDS, INC.
INTRODUCTION TO
UNAUDITED PRO-FORMA COMBINED CONDENSED BALANCE SHEET AS OF SEPTEMBER 30, 2018 AND
THE PRO-FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE YEAR ENDED SEPTEMBER 30, 2018

The following unaudited pro forma combined condensed balance sheet, unaudited pro forma combined condensed statement of operations, unaudited pro forma combined condensed statement of comprehensive income (loss), and the explanatory notes give effect to the mergers of Cure Based Development LLC and CBDMD LLC, a wholly owned subsidiary of Level Brands, Inc., on December 20, 2018.

The unaudited pro forma combined condensed balance sheet, unaudited pro forma combined condensed statement of operations, unaudited pro forma combined condensed statement of comprehensive income (loss), and explanatory notes are based on estimates and assumptions set forth in the explanatory notes. These unaudited pro forma combined condensed balance sheet, unaudited pro forma combined condensed statement of operations and unaudited pro forma combined condensed statement of comprehensive income (loss) have been prepared utilizing the historical financial statements of Level Brands to the extent such has been filed previously with the Securities and Exchange Commission. Other unaudited combined condensed financial information has been obtained from the company records of Cure Based Development.

The unaudited pro forma combined condensed statement of operations for the year ended September 30, 2018 and unaudited pro forma condensed statement of comprehensive income (loss) for the year ended September 30, 2018 have been prepared as if the mergers of Cure Based Development LLC and CBDMD LLC had been consummated on October 1, 2017. The unaudited pro forma combined condensed balance sheet as of September 30, 2018 has been prepared as if the mergers of Cure Based Development LLC and CBDMD LLC was consummated on September 30, 2018.

These unaudited pro forma combined condensed financial statements are provided for illustrative purposes only, and do not purport to be indicative of the actual financial position or results of operations had the mergers occurred at the beginning of the period presented, nor are they necessarily indicative of the results of future operations. The unaudited pro forma condensed financial statements do not reflect any operating efficiencies and/or cost savings that the combined entity may achieve with respect to the combined companies.

LEVEL BRANDS, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET AS OF
SEPTEMBER 30, 2018
(UNAUDITED)

	(Audited)	(Unaudited)
	Level Brands, Inc.	CBD LLC
	September 30,	September 30,	Pro Forma	Notes	Pro Forma
	2018	2018	Adjustments		Combined
ASSETS
Current Assets:
Cash and cash equivalents	$4,282,553	$256,850	$5,356,998	(2,3)	$9,896,401
Accounts receivable	307,874	102,655	-		410,529
Accounts receivable related party	1,537,863	-	-		1,537,863
Accounts receivable other	1,743,874	-	-		1,743,874
Marketable securities	1,050,961	-	-		1,050,961
Investment other securities	1,159,112	-	-		1,159,112
Receivable from Payment Processor	-	533,862	-		533,862
Note receivable	459,000	-	-		459,000
Note receivable related party	156,147	-	-		156,147
Deferred issuance costs	28,049	-	-		28,049
Prepaid rent	180,000	-	-		180,000
Prepaid expenses and other current assets	561,491	-	-		561,491
Prepaid consulting agreement	200,000	-	-		200,000
Inventory	123,223	1,020,259	-		1,143,482
Total Current Assets	11,790,147	1,913,626	5,356,998		19,060,771

Property and equipment, net	53,480	609,309	-		662,789
Goodwill	-	-	54,876,483	(3)	54,876,483
Intangible assets, net	3,173,985	-	21,585,000	(3)	24,758,985
Total Assets	$15,017,612	$2,522,935	$81,818,481		$99,359,028

see notes to unaudited combined condensed pro forma financial statements

LEVEL BRANDS, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
AS OF SEPTEMBER 30, 2018
(UNAUDITED)
(continued)

	(Audited)	(Unaudited)
	Level Brands, Inc.	CBD LLC
	September 30,	September 30,	Pro Forma	Notes	Pro Forma
	2018	2018	Adjustments		Combined

LIABILITIES AND MEMBERS' EQUITY
Current Liabilities:
Accounts payable	$473,717	$139,879	$-		$613,596
Accounts payable related party	7,860	$-	-		7,860
Deferred revenue	161,458	-	-		161,458
Note payable related party	-	2,010,300	(1,000,000)	(3)	1,010,300
customer deposit	-	265,000	-		265,000
Accrued expenses	6,920	186,144	-		193,064
Accrued expenses related party	320,000	42,652	-		362,652
Total Current Liabilities	969,955	2,643,975	(1,000,000)		2,613,930

Long Term Liabilities:
Long term liabilities	7,502	-	-		7,502
Contingent liability	-	-	71,353,483	(3)	71,353,483
Deferred tax liability	21,000	-	5,108,000	(3)	5,129,000
Total Long Term Liabilities	28,502	-	76,461,483		76,489,985

Shareholders' Equity:
Preferred Stock	-	-	-		-
Common stock	8,124	-	1,971	(2)	10,095
Paid In Capital	21,781,095	771,053	6,355,027	(2)	28,907,175
Accumulated other comprehensive income (loss)	(2,512,539)	-	-		(2,512,539)
Accumulated deficit	(6,669,497)	(892,093)	-		(7,561,590)
Total Shareholders' Equity	12,607,183	(121,040)	6,356,998		18,843,141
Non-controlling interest	1,411,972	-	-		1,411,972
Total Shareholder' Equity	$14,019,155	$(121,040)	$6,356,998		$20,255,113

Total liabilities and shareholders' equity	$15,017,612	$2,522,935	$81,818,481		$99,359,028

see notes to unaudited combined condensed pro forma financial statements

LEVEL BRANDS, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2018
(UNAUDITED)

	(Audited)	(Unaudited)
	Level Brands	CBD
		12 Months
	Year ended	Period ended	Pro Forma		Pro Forma
	September 30, 2018	September 30, 2018	Adjustments	Notes	Combined

Sales	$6,453,173	$3,998,281	$-		$10,451,454
Sales related party	1,992,046				1,992,046
Total Gross Sales	8,445,219				8,445,219
Less returns and allowances	(25,077)	(101,723)	-		(126,800)
Net sales	6,428,096	3,896,558	-		10,324,654
Net sales related party	1,992,046				1,992,046
Total Net Sales	8,420,142	3,896,558			12,316,700

Cost of sales	2,673,272	946,536	-		3,619,808
Gross profit	5,746,870	2,950,022	-		8,696,892

Operating expenses	5,629,771	3,715,738	-		9,345,509
Loss from operations	117,099	(765,716)	-		(648,617)

Loss on disposal of property	69,310	-	-		69,310
Interest expense	955	72,110	-		73,065
Income (loss) before provision for income taxes	46,834	(837,826)	-		(790,992)

Provision for income taxes	16,000	-	-		16,000
Net Income (loss)	62,834	(837,826)	-		(774,992)

Net Income (loss) attributable to non-controlling interest	474,909	-	-		474,909
Net loss attributable to Level Brands, Inc. common shareholders	$(412,075)	$(837,826)	$-		$(1,249,901)

Net loss per share, basic and diluted	$(0.05)			(5)	$(0.05)
Weighted average number of shares outstanding	7,742,644				24,964,072

see notes to unaudited combined condensed pro forma financial statements

LEVEL BRANDS, INC.
UNAUDITED PRO FORMA COMBINED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
FOR THE YEAR ENDED SEPTEMBER 30, 2018

	(Audited)	(Unaudited)
	Level Brands	CBD
		12 Months
	Year ended	Period ended	Pro Forma		Pro Forma
	September 30, 2018	September 30, 2018	Adjustments	Notes	Combined

Net Income (Loss)	$62,834	$(837,826)	$-		$(774,992)
Other Comprehensive Income:
Net Unrealized Gain (Loss) on Marketable Securities, net of tax of $0	(2,512,539)	-	-		(2,512,539)
Comprehensive Income (Loss)	(2,449,705)	(837,826)	-		(3,287,531)

Comprehensive Income (Loss) attributable to non-controlling interest	474,909	-	-		474,909
Comprehensive Income (Loss) attributable to Level Brands, Inc. common shareholders	$(2,924,614)	$(837,826)	-		$(3,762,440)

see notes to unaudited combined condensed pro forma financial statements

LEVEL BRANDS, INC.
NOTES TO
UNAUDITED PRO-FORMA COMBINED CONDENSED BALANCE SHEET AS OF SEPTEMBER 30, 2018 AND
THE PRO-FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE YEAR ENDED SEPTEMBER 30, 2018

1. – Basis of Pro Forma Presentation

These unaudited pro forma combined condensed financial statements have been compiled from and include:

i.
An audited consolidated balance sheet of Level Brands as of September 30, 2018.
ii.
An unaudited condensed balance sheet of Cure Based Development as of September 30, 2018.
iii.
An audited consolidated statement of operations of Level Brands for the year ended September 30, 2018.
iv.
An unaudited condensed statement of operations of Cure Based Development for the twelve months ended as of September 30, 2018.

Cure Based Development’s fiscal year end was December 31, therefore we utilized their financial results from the periods which aligned with our year end of September 30 as we created the unaudited pro forma combined condensed financial statements.

The assets acquired and liabilities assumed were recorded as preliminary estimates of fair values determined by management, based on information currently available and on current assumptions as to future operations, and are subject to change upon the completion of acquisition accounting, including the finalization of asset valuations. These changes could result in material variances between the Company’s future financial results and the amounts presented in these unaudited pro forma combined condensed financial statements, including fair values recorded, as well as expenses and cash flows associated with these items.

The unaudited pro forma combined condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results that would have occurred if the Company had operated CBD for the year ended September 30, 2018, nor is it necessarily indicative of future operating results or financial position. The unaudited pro forma combined condensed financial statements do not reflect any operating efficiencies, adjustments for non-recurring expenses recorded by both Level Brands and CBD (see note 6), or cost savings that the Company may achieve with respect to the combined companies.

The unaudited pro forma combined condensed financial statements should be read in conjunction with the historical audited financial statements and notes to financial statements of Level Brands contained in its 2018 Annual Report on Form 10-K.

2. – Equity Financings

On October 2, 2018, the Company completed a secondary public offering of 1,971,428 shares of its common stock for aggregate gross proceeds of $6,899,998.

(a)
The Company received $6,356,998 in net proceeds after deducting underwriting discounts and commissions and other estimated offering expenses payable by us.

(b)
A proforma adjustment to reflect this equity financing in the unaudited pro forma combined condensed balance sheet as of September 30, 2018 was made as if the financing occurred on September 30, 2018.

3. – Preliminary Purchase Price Allocation and Pro Forma Adjustments

The adjustments included in the unaudited pro forma combined condensed financial statements are those that are considered to be directly attributable to the merger with Cure Based Development. The total purchase consideration is $3,000,000 in cash and 30,500,000 shares of Level Brands common stock to be issued upon shareholder approval (including Earnout Shares - shares that could be issued upon achievement of future revenue targets). In accordance with purchase accounting rules under ASC 805 guidance, the consideration the Company transfers in exchange for Cure Based Development includes any asset or liability resulting from a contingent consideration arrangement. The Company has an obligation to transfer 15,250,000 common shares of Level Brands, upon shareholder approval, to the members of Cure Based Development. In addition, the Company has an obligation to potentially transfer Earnout Shares, which could total an additional 15,250,000 shares. The issuance of the Earnout Shares is based on CBDMD meeting certain revenue targets over the next five years. Both of these share issuances have been determined as contingent liabilities and were valued using both a market approach method and a monte carlo simulation.

The following purchase consideration is as follows:

6,500,000 shares - tranche 1	$16,601,367
8,750,000 shares - tranche 2 leak out shares	18,811,117
Earnout potential shares	35,941,000
Note paid	1,000,000
Cash provided via advance	2,000,000
Total Purchase Consideration	$74,353,483

Assets acquired:
Cash and cash equivalents	$1,822,331
Accounts receivable	850,921
Inventory	1,054,926
Other current assets	38,745
Property and equipment, net	608,947
Intangible assets	21,585,000
Goodwill	55,258,545
Total assets acquired	81,219,415

Liabilities assumed:
Accounts payable	257,081
Notes payable – related party	764,300
Customer deposits - related party	265,000
Accrued expenses	471,551
Deferred tax liability	5,108,000
Total Liabilities assumed	6,865,932

Net Assets Acquired	$74,353,483

In connection with the purchase price allocation, the Company recorded a deferred tax liability of approximately $5,108,000, with a corresponding increase to goodwill, for the tax effect of the acquired intangible assets from Cure Base Development. This liability was recorded as there will be no future tax deductions related to the acquired intangibles, and we have identified these as indefinite-lived intangible assets.

The adjustments included in the unaudited pro forma combined condensed balance sheet as of September 30, 2018 that are considered to be directly attributable to the merger with Cure Based Development and purchase accounting are as follows:

Asset adjustments:
Cash and cash equivalents	$(1,000,000)
Intangible assets	21,585,000
Goodwill	54,876,483
Total asset adjustments	75,461,483

Liabilities adjustments:
Notes payable – related party	$(1,000,000)
Contingent Liability	71,353,483
Deferred tax liability	5,108,000
Total liabilities adjustments	75,461,483

The goodwill asset adjustment amount for the unaudited pro form combined condensed balance sheet as of September 30, 2018 is $382,062 different than the purchase price accounting amount recorded for the merger. The difference is due to the estimated change in the fair value of assets acquired and liabilities assumed from the actual acquisition date of December 20, 2018 and the pro forma financial statement date of September 30, 2018.

4.
Income Tax Expense / Benefit

Cure Based Development did not record any tax expense for the period ended September 30, 2018. For the period ended September 30, 2018, Cure Based Development had not recorded any income tax benefit against its net losses as it determined it was appropriate to set up full valuation allowances against the net deferred tax assets.

As a result of the Mergers, the Company established as part of the purchase price allocation a net deferred tax liability related to the book-tax basis of certain assets and liabilities of approximately $5.1 million.

The Company has a valuation allowance against the net deferred tax assets, with the exception of the deferred tax liabilities that result from indefinite-life intangibles which cannot be offset by deferred tax assets and the deferred tax liabilities that resulted from the Mergers with Cure Based Development.

Level Brands files income tax returns in the United States, and various state jurisdictions. Our policy is to recognize interest expense and penalties related to income tax matters as tax expense. At September 30, 2018 there are no unrecognized tax benefits, and there are no significant accruals for interest related to unrecognized tax benefits or tax penalties.

5.
Pro Forma Weighted Average Shares

The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma combined condensed statement of operations are based on the weighted average number of the Company’s common shares outstanding at September 30, 2018 as adjusted for the following:

September 30, 2018

Weighted average shares outstanding	7,742,644
Weighted average effect of CBD shares issued for the mergers	15,250,000
Issuance of shares with equity financing	1,971,428
Combined pro forma weighted average shares	24,964,072

Common stock equivalents were not considered as the effects were anti-dilutive.

6.
Non-Recurring items

During the year ended September 30, 2018, the Company determined that inventory held under the Beauty & Pin-Ups subsidiary was impaired by approximately $262,000.

The Company has performed a qualitative and quantitative analysis for the year ended September 30, 2018 accounting for the performance of Beauty and Pin-Ups and the business shift in relation to its original business model and current focus on licensing and has determined that an impairment was required. As a result, the Company recorded an impairment charge of $240,000 as impairment to intangibles under the products segment for the year ended September 30, 2018.

The Company disposed of a show booth held under the Beauty & Pin-Ups subsidiary, in the year ended September 30, 2018, and recorded a loss on disposal of property of $69,310.